UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

VAXART, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED MAY 28, 2025

VAXART, INC.

170 Harbor Way, Suite 300

South San Francisco, California 94080

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on June 30, 2025

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Vaxart, Inc., a Delaware corporation. The meeting will be held in a virtual-only format via live webcast on June 30, 2025, at 8:30 a.m. Pacific Time through live webcast of the meeting, which you can access by visiting http:// www.virtualshareholdermeeting.com/VXRT2025SM and entering the 16‐digit control number included in your proxy materials, on your proxy card or in the instructions that accompanied your proxy materials for the following purpose:

1.

To adopt and approve an amendment to our Restated Certificate of Incorporation to effect a reduction in the authorized shares of common stock of the Company in a proportion equal to that of the associated reverse stock split that will be determined by the board of directors after approval by stockholders.

This item of business is more fully described in the Proxy Statement accompanying this notice.

The record date for the Special Meeting is May 23, 2025. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Michael J. Finney, Ph.D.

Chair of the Board

South San Francisco, California

__________, 2025

We have elected to utilize the “full set delivery” option and are delivering paper copies to all stockholders entitled thereto of all proxy materials, as well as providing access to those proxy materials on a publicly accessible website. Our proxy materials for the Special Meeting are being mailed to our stockholders on or about June 10, 2025. The proxy statement and proxy card will also be available to our stockholders at http://www.proxyvote.com on that same date.

Whether or not you expect to attend the meeting electronically, please submit a proxy or voting instructions for your shares promptly using the directions in your proxy materials or on your proxy card, or, if you elected to receive printed proxy materials by mail, your proxy card, by one of the following methods: (1) over the internet at http://www.proxyvote.com, including by scanning the QR code provided in your proxy materials or proxy card with your mobile device, (2) by telephone by calling the toll-free number (800) 690-6903, or (3) by marking, dating, and signing your proxy card and returning it in the accompanying postage-paid envelope. Even if you have voted by proxy, you may still vote if you attend the meeting electronically. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

ANNEXES:

Annex A: Certificate of Amendment to Restated Certificate of Incorporation	A-1

i

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED MAY 28, 2025

VAXART, INC.

170 Harbor Way, Suite 300

South San Francisco, California 94080

PROXY STATEMENT

FOR A SPECIAL MEETING OF STOCKHOLDERS

To Be Held on June 30, 2025

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Who is Vaxart?

We are a clinical-stage biotechnology company primarily focused on the development of oral recombinant vaccines based on our Vector-Adjuvant-Antigen Standardized Technology (“VAAST”) proprietary oral vaccine platform. Our oral vaccines are designed to generate broad and durable immune responses that may protect against a wide range of infectious diseases and may be useful for the treatment of chronic viral infections and cancer. Our investigational vaccines are administered using a room temperature-stable tablet, rather than by injection.

We are developing prophylactic vaccine candidates that target a range of infectious diseases, including norovirus (a widespread cause of acute gastroenteritis), coronavirus, including SARS-CoV-2 (the virus that causes coronavirus disease 2019 (“COVID-19”)), and influenza.

We believe our oral tablet vaccine candidates potentially offer important advantages:

First, they are designed to generate broad and durable immune responses, including systemic, mucosal and T cell responses, which may enhance protection against certain infectious diseases, such as norovirus, COVID-19 and influenza, and may have potential clinical benefit for certain cancers and chronic viral infections, such as those caused by human papillomavirus.

Second, our tablet vaccine candidates are designed to provide a more efficient and convenient method of administration, enhance patient acceptance and reduce distribution bottlenecks, which we believe will improve the effectiveness of vaccination campaigns.

Vaxart Biosciences, Inc. was originally incorporated in California under the name West Coast Biologicals, Inc. in March 2004 and changed its name to Vaxart, Inc. (“Private Vaxart”) in July 2007, when it reincorporated in the state of Delaware.

On February 13, 2018, Private Vaxart completed a reverse merger (the “Merger”) with Aviragen Therapeutics, Inc. (“Aviragen”), pursuant to which Private Vaxart survived as a wholly owned subsidiary of Aviragen. Under the terms of the Merger, Aviragen changed its name to Vaxart, Inc. and Private Vaxart changed its name to Vaxart Biosciences, Inc. Unless otherwise indicated, all references to “Vaxart,” “we,” “us,” “our” or the “Company” in this proxy statement mean Vaxart, Inc., the combined company.

Why am I receiving these materials?

The board of directors has made these materials available to you over the internet at http://www.proxyvote.com, and has delivered printed versions of these materials to you by mail, in connection with the board of director’s solicitation of proxies for use at the Special Meeting. The Special Meeting is scheduled to be held on June 30, 2025, at 8:30 a.m.Pacific Time, via live webcast. This solicitation by the board of directors is for proxies for use at the Special Meeting.

How do I attend the Special Meeting?

The meeting will be held in a virtual-only format via live webcast on June 30, 2025, at 8:30 a.m. Pacific Time at http://www.virtualshareholdermeeting.com/VXRT2025SM. Information on how to vote electronically at the Special Meeting is discussed below. You will also be able to listen and participate in the Special Meeting as well as vote and submit your questions during a live webcast of the meeting by visiting http://www.virtualshareholdermeeting.com/VXRT2025SM and entering the 16‐digit control number on your proxy card or in the instructions that accompanied your proxy materials. As always, we encourage you to vote your shares prior to the Special Meeting.

Who can vote at the Special Meeting?

Only stockholders of record at the close of business on May 23, 2025, which is the record date of the Special Meeting, will be entitled to vote at the Special Meeting. On the record date, there were 228,310,114 shares of our common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on the record date, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote electronically at the meeting by visiting http://www.virtualshareholdermeeting.com/VXRT2025SM, vote by proxy, or vote in advance of the meeting by visiting http://www.proxyvote.com and entering the 16‐digit control number included on your proxy card. Whether or not you plan to attend the meeting electronically, we urge you to submit a proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the record date, your shares were held, not in your name, but rather in an account at a bank, broker, or other nominee, then you are the beneficial owner of shares held in “street name” and you will receive proxy materials, together with voting instructions and information regarding the consolidation of your votes, from the third party or parties through which you hold your shares. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other agent regarding how to vote the shares in your account. You are also invited to electronically attend the Special Meeting or vote by visiting http://www.virtualshareholdermeeting.com/VXRT2025SM and entering the 16‐digit control number included on your proxy card. However, since you are not the stockholder of record, you may not vote your shares electronically at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There is one matter scheduled for a vote:

●

Proposal No. 1 - To adopt and approve an amendment to our Restated Certificate of Incorporation to effect a reduction in the authorized shares of common stock of the Company in a proportion equal to that of the associated reverse stock split that will be determined by the board of directors after approval by stockholders.

At our Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 2, 2025, our stockholders are expected to vote on a proposal to adopt and approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of issued shares of the Company’s common stock into a lesser number of shares by a ratio of not less than 1-for-5 and not more than 1-for-50, with the exact ratio to be set within this range by the board of directors of the Company in its sole discretion (the “Reverse Stock Split Proposal”). On May 15, 2025, the board of directors adopted resolutions determining not to implement (and to abandon) any Reverse Split Amendment that would effect a reverse split of the common stock at any ratio higher than 1-for-20. If the Reverse Stock Split Proposal passes at the Annual Meeting and Proposal No. 1 passes at the Special Meeting, then our board of directors will reduce the total number of authorized shares of our common stock in a proportion equal to that of the Reverse Stock Split. For example, if a ratio for the Reverse Stock Split of 1-for-10 is effected, then the total number of authorized shares of common stock would be reduced from 350,000,000 shares to 35,000,000 shares. A vote on Proposal No. 1 constitutes a vote on an amendment to our Restated Certificate of Incorporation to reduce the authorized shares of common stock at each number that is at a ratio proportionate to the ratio that is selected for the Reverse Stock Split. If the Reverse Stock Split is approved at the Annual Meeting and Proposal No. 1 is approved at this meeting, our board of directors will file the certificate of amendment that includes the amendment to our Restated Certificate of Incorporation reducing our authorized shares of common stock to the number proportionate to the ratio of the Reverse Stock Split, and will abandon all other amendments reducing our authorized shares of common stock.

What if another matter is properly brought before the meeting?

Only those matters included in the notice of a special meeting of stockholders may be properly brought before the meeting. Proposal No. 1 is the only matter included in the notice of the Special Meeting. Accordingly, no business other than Proposal No. 1 will be submitted to a vote of stockholders at the Special Meeting.

How do I vote?

You may either vote “For” or “Against” or abstain from voting on Proposal No. 1.

The procedures for voting are simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may (i) vote electronically at the Special Meeting, (ii) vote by proxy at the meeting, (iii) submit a proxy to vote your shares in advance of the meeting through the internet by visiting http://www.proxyvote.com and entering the 16‐digit control number included on your proxy card, (iv) submit a proxy over the telephone in advance of the meeting using the toll-free number below, or (v) submit a proxy to vote your shares in advance of the meeting by using the proxy card was provided to you. Whether or not you plan to attend the meeting electronically, we urge you to submit a proxy to ensure your vote is counted. You may still attend the meeting virtually and vote electronically even if you have already voted by proxy.

●	To vote electronically at the Special Meeting, visit http://www.virtualshareholdermeeting.com/VXRT2025SM and enter the 16‐digit control number included on your proxy card.

●

To submit a proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, the proxyholders named therein will vote your shares as you direct.

●

To submit a proxy over the telephone, dial toll-free (800) 690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from your Notice. Your telephone vote should be received by 11:59 p.m., Eastern Time on June 27, 2025 in order to ensure that it is counted.

●

To submit a proxy through the internet, go to http://www.proxyvote.com to complete an electronic proxy card (or scanning the QR code provided on the Notice or proxy card with your mobile device). You will be asked to provide the company number and control number from your Notice. Your proxy submitted by internet should be received by 11:59 p.m., Eastern Time on June 27, 2025 in order to ensure that it is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received voting instructions from that organization rather than from Vaxart. Simply follow the voting instructions in to ensure that your vote is counted. To vote electronically at the Special Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form. You may also vote during the meeting by visiting http://www.virtualshareholdermeeting.com/VXRT2025SM and entering the 16‐digit control number included with your proxy materials.

The ability to submit a proxy via the internet may be provided to allow you to submit a proxy to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you hold as of the close of business on May 23, 2025, which is the record date for the Special Meeting.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not submit a proxy by completing and delivering your proxy card or through the internet or telephone, and do not vote virtually at the Special Meeting, your shares will not count for purposes of establishing a quorum at the Special Meeting and will not be voted on Proposal No. 1 at the Special Meeting. Assuming a quorum is present, because the approval of Proposal No. 1 requires the affirmative vote of a majority of the votes cast by the stockholders entitled to vote thereon, your failure to vote your shares at the Special Meeting will have no effect on the outcome of Proposal No. 1.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your bank, broker, or other nominee how to vote your shares, the question of whether your bank, broker, or other nominee will nevertheless be able to vote your shares depends on whether the New York Stock Exchange, or NYSE, deems the particular proposal to be a “routine” matter. Banks, brokers, and other nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of NYSE, which apply regardless of whether an issuer is listed on the NYSE or The Nasdaq Stock Market (“Nasdaq”), “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, because Proposal No. 1 is “routine,” your bank, broker, or other nominee may vote your shares on Proposal No. 1 even in the absence of your instruction. Thus, we do not expect any “broker non-votes” to occur at the Special Meeting. Because the approval of Proposal No. 1 requires the affirmative vote of a majority of the votes cast by the stockholders entitled to vote thereon, broker non-votes, if any, will have no effect on the outcome of Proposal No. 1.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “FOR” Proposal No. 1.

Who is paying for this proxy solicitation?

The solicitation is being made by the Company, and the Company will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners. We have engaged Campaign Management, LLC, a proxy solicitation firm, to assist in the solicitation of proxies and provide related advice and informational support for a fee of $11,500 plus out-of-pocket expenses and customary disbursements.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of your Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.

●	You may grant a subsequent proxy by telephone or through the internet.

●	You may send a timely written notice that you are revoking your proxy to our Secretary at 170 Harbor Way, Suite 300, South San Francisco, California 94080.

●

You may attend the Special Meeting virtually and vote electronically by visiting http://www.virtualshareholdermeeting.com/VXRT2025SM and entering the 16‐digit control number included in your proxy materials, on your proxy card, or in the instructions that accompanied your proxy materials. Simply attending or participating in the Special Meeting will not, by itself, revoke your proxy.

Your latest proxy card or other proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your bank, broker, or other nominee, you should follow the instructions provided by your bank, broker, or other nominee.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will not be counted as votes “For” or “Against” this Proposal No. 1. Brokers will have discretionary authority to vote on Proposal No. 1 and, therefore, we do not expect there to be any broker non-votes resulting from the vote on Proposal No. 1. However, in the event of any broker non-votes in connection with Proposal No. 1, such broker non-votes will not be counted as votes cast “For” or “Against” this proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the bank, broker, or other nominee holding the shares as to how to vote on matters deemed by NYSE to be “non-routine,” the bank, broker, or other nominee does not have discretionary authority to vote the shares. When there is at least one “routine” matter to be considered at a meeting, and a bank, broker, or other nominee exercises its discretionary authority on any such “routine” matter with respect to any uninstructed shares, “broker non-votes” occur with respect to the “non-routine” matters for which the broker lacks discretionary authority to vote such uninstructed shares.

How many votes are needed to approve each proposal?

For Proposal No. 1 (to adopt and approve an amendment to our Restated Certificate of Incorporation to effect a reduction in the authorized shares of common stock of the Company in a proportion equal to that of the associated reverse stock split), the proposal must be approved by the affirmative vote of the holders of a majority of the votes cast by stockholders entitled to vote on such proposal. If you “Abstain” from voting, it will have no effect on this proposal. Because this proposal is “routine,” we do not expect that any broker non-votes will occur with respect to this proposal. Broker non-votes, if any, will have no effect on the outcome of this proposal.

What is the quorum requirement?

A quorum of stockholders is generally required to hold a valid meeting of stockholders. A quorum is present if stockholders holding at least one-third in voting power of the outstanding shares entitled to vote at a meeting are present at the meeting in person or represented by proxy.

Any shares that you hold of record will be counted towards the establishment of a quorum only if you submit a valid proxy or if you or your proxy attend the meeting virtually. If you are a beneficial holder of shares held through a bank, broker, or other nominee, your shares will be counted towards the establishment of a quorum if you provide voting instructions with respect to such shares, if you obtain a proxy to vote such shares and attend the meeting virtually or if you fail to provide voting instructions with respect to such shares and your bank, broker, or other nominee exercises its discretionary authority and votes your shares on Proposal No. 1 at the meeting.

Shares for which abstentions or broker non-votes (if any) occur on any proposal will be counted towards the establishment of a quorum, but will have no effect on the outcome of Proposal No. 1.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the meeting, we intend to file a current report on Form 8‑K to publish preliminary results and, within four business days after the final results are known to us, file an additional current report on Form 8-K to publish the final results.

What can I do if I need technical assistance accessing or participating in the meeting?

If you encounter any technical difficulties accessing the Special Meeting during the check-in or meeting time, please call the technical support number that will be posted on the live webcast log-in page.

If I can’t attend the meeting, how do I vote or listen to it later?

You do not need to attend the virtual meeting to vote if you submitted your vote via proxy in advance of the meeting. A replay of the meeting, including the questions answered during the meeting, will be available on http://www.vaxart.com for one year following the meeting date.

What happens if a change to the Special Meeting is necessary due to exigent circumstances?

We intend to hold the Special Meeting in a virtual-format only via live webcast. Please monitor the Investor Relations section of our website at http://www.vaxart.com for updated information. If you are planning to attend our Special Meeting virtually, please check the website one week prior to the Special Meeting date. As always, we encourage you to vote your shares prior to the Special Meeting.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are subject to the “safe harbor” created by those sections, concerning our business, operations, and financial performance and condition as well as our plans, objectives, and expectations for business operations and financial performance and condition. Any statements contained herein that are not of historical facts may be deemed to be forward-looking statements. You can identify these statements by words such as “anticipate,” “assume,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will,” “would,” and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements are based on current expectations, estimates, forecasts, and projections about our business and the industry in which we operate and management’s beliefs and assumptions and are not guarantees of future performance or development and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. As a result, any or all of our forward-looking statements in this proxy statement may turn out to be inaccurate. Factors that could materially affect our business operations and financial performance and condition include, but are not limited to, those risks and uncertainties described under “Item 1A - Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 and any risk factors disclosed in any subsequent Quarterly Reports on Form 10-Q. You are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. The forward-looking statements are based on information available to us as of the filing date of this proxy statement. Unless required by law, we do not intend to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise. You should, however, review the factors and risks we describe in the reports we will file from time to time with the SEC after the date of this proxy statement.

This proxy statement also contains market data related to our business and industry. These market data include projections that are based on a number of assumptions. If these assumptions turn out to be incorrect, actual results may differ from the projections based on these assumptions. As a result, our markets may not grow at the rates projected by these data, or at all. The failure of these markets to grow at these projected rates may harm our business, results of operations, financial condition, and the market price of our common stock.

PROPOSAL NO. 1

ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO REDUCE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK IN A PROPORTION EQUAL TO THAT OF THE ASSOCIATED REVERSE STOCK SPLIT THAT WILL BE DETERMINED BY THE BOARD OF DIRECTORS AFTER APPROVAL BY STOCKHOLDERS

What am I voting on?

To adopt and approve an amendment to our Restated Certificate of Incorporation to reduce the total number of authorized shares of common stock in a proportion equal to that of the associated reverse stock split that will be determined by the board of directors after approval by stockholders.

Vote recommendation:	“FOR” the adoption of the amendment to our Restated Certificate of Incorporation.
Vote required:	A majority of the votes cast on the proposal.
Effect of abstentions:	None.
Effect of broker non-votes:	Because this is a routine proposal, we do not expect that there will be any broker non-votes. Broker non-votes, if any, will have no effect on the outcome of this proposal.

General

At the Special Meeting, we are asking our stockholders to adopt and approve an amendment (the “Authorized Share Reduction Amendment”) to our Restated Certificate of Incorporation to reduce the total number of authorized shares of common stock in a proportion equal to that of the Reverse Stock Split (as defined below). The board of directors has approved the form of the Authorized Share Reduction Amendment, which is attached as Annex A to this proxy statement.

At our Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 2, 2025, our stockholders are expected to vote on a proposal to adopt and approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of issued shares of the Company’s common stock into a lesser number of shares by a ratio of not less than 1-for-5 and not more than 1-for-50, with the exact ratio to be set within this range by the board of directors of the Company in its sole discretion (the “Reverse Stock Split Proposal”). However, the board of directors has committed in advance that the board of directors will not select a ratio for the Reverse Stock Split higher than 1-for-20. If the Reverse Stock Split Proposal passes at the Annual Meeting and this Proposal No. 1 passes at the Special Meeting, then our board of directors will reduce the total number of authorized shares of our common stock in a proportion equal to that of the Reverse Stock Split (the “Authorized Share Reduction”). A vote on Proposal No. 1 constitutes a vote on an amendment to our Restated Certificate of Incorporation to reduce the authorized shares of common stock at each number that is at a ratio proportionate to the ratio that is selected for the Reverse Stock Split. If the Reverse Stock Split is approved at the Annual Meeting and Proposal No. 1 is approved at this meeting, our board of directors will file the certificate of amendment that includes the amendment to our Restated Certificate of Incorporation reducing our authorized shares of common stock to the number proportionate to the ratio of the Reverse Stock Split, and will abandon all other amendments reducing our authorized shares of common stock.

Purpose

As a matter of Delaware law, implementation of the Reverse Stock Split does not require a change in the total number of shares of our common stock authorized for issuance under our Restated Certificate of Incorporation. However, the proposed reduction in the total number of authorized shares of our common stock is designed to maintain approximately the same proportion of the total number of authorized shares of common stock that are not issued or outstanding following the Reverse Stock Split. The proposed reduction in the total number of authorized shares of common stock from is intended to satisfy the voting preferences and policies of certain of our stockholders, conform to the requirements of certain entities that make recommendations to stockholders regarding proposals submitted by us, and ensure that we do not have what some stockholders might view as an unreasonably high number of authorized but unissued shares of common stock. In addition, the reduction in the number of authorized shares of our stock may also reduce certain of our costs.

Principal Effects of the Authorized Share Reduction

Our authorized capital stock currently consists of 350,000,000 shares of common stock, par value $0.0001 per share, and 5,000,000 shares of preferred stock, par value $0.0001 per share. At the effective time of the Authorized Share Reduction (the “Effective Time”), the total number of authorized shares of our common stock will be reduced in a proportion equal to that of the ratio selected by our board of directors for the Reverse Stock Split. The par value per share of our common and preferred stock would remain unchanged at $0.0001 after the Authorized Share Reduction. The total number of authorized shares of preferred stock will not be reduced and would remain at 5,000,000 shares.

For example, if a ratio for the Reverse Stock Split of 1-for-10 is chosen, then the total number of authorized shares of common stock will be reduced to 1/10th of the amount currently authorized. The table below sets forth, as of May 23, 2025 and for illustrative purposes only, the effect of potential Reverse Stock Split ratios on the authorized shares of common stock if this Proposal No. 1 is approved.

Ratio of Reverse Stock Split	Total Number of Authorized Shares of Common Stock After Authorized Share Reduction
None	350,000,000 (Current amount authorized)
1-for-5	70,000,000
1-for-10	35,000,000
1-for-15	23,333,333
1-for-20	17,500,000

The board of directors has determined in advance not to select a ratio for the Reverse Stock Split higher than 1-for-20.

Vote Required

The adoption and approval of an amendment to our Restated Certificate of Incorporation to effect the Authorized Share Reduction, in the form attached as Annex A to this proxy statement, requires the approval by a majority of the votes cast by the holders of shares of common stock present virtually or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on the outcome of this proposal. The adoption and approval of the Authorized Share Reduction Amendment is a matter considered “routine” under applicable rules. Accordingly, your bank, broker, or other nominee may vote your shares on Proposal No. 1 even in the absence of your instruction.

Recommendation of the Board of Directors

Our board of directors recommends that you vote “FOR” the adoption and approval of the Authorized Share Reduction Amendment, without further approval or authorization of stockholders before the filing of an amendment to the Restated Certificate of Incorporation effecting the proposed Authorized Share Reduction (Proposal No. 1 on the proxy card).

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL NO. 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of May 23, 2025, by:

●	each nominee for director;
●	each current executive officer
●	all current executive officers and nominees for director as a group; and
●	all those known by us to be beneficial owners of more than five percent of our outstanding common stock.

This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 228,310,114 shares outstanding on May 23, 2025, adjusted as required by rules promulgated by the SEC.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Vaxart, Inc., 170 Harbor Way, Suite 300, South San Francisco, California 94080.

Name of Beneficial Owners	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
Named Executive Officers and Directors
Steven Lo	473,471	(1)	*
Andrei Floroiu, M.B.A.	3,266,985	(2)	1.4%
James Cummings, M.D.	1,312,725	(3)	*
Sean Tucker, Ph.D.	1,659,152	(4)	*
Michael J. Finney, Ph.D.	951,485	(5)	*
Kevin P. Finney	—	(6)	*
Elaine J. Heron, Ph.D.	231,524	(7)	*
W. Mark Watson	271,797	(8)	*
David Wheadon, M.D.	280,298	(9)	*
All directors and executive officers as a group (10 individuals)(10)	6,188,887		2.7%

*	Less than 1.0%

(1)

Consists of (i) 40,138 shares of common stock directly held by Mr. Lo, (ii) 100,000 shares held by The Lo Family Trust, and (ii) 333,333 shares issuable pursuant to stock options exercisable within 60 days of May 23, 2025.

(2)	Consists of (i) 207,610 shares of common stock held directly by Mr. Floroiu, and (ii) 3,059,375 shares issuable pursuant to stock options exercisable within 60 days of May 23, 2025.

(3)	Consists of (i) 216,320 shares of common stock held directly by Dr. Cummings, and (ii) 1,096,405 shares issuable pursuant to stock options exercisable within 60 days of May 23, 2025.

(4)

Consists of (i) 211,053 shares held directly by Dr. Tucker, (ii) 51,465 shares held jointly by Frances Chang and Dr. Tucker, (iii) 9,060 shares held by Dr. Tucker’s spouse, and (iv) 1,387,574 shares issuable pursuant to stock options exercisable within 60 days of May 23, 2025.

(5)	Consists of (i) 686,840 shares of common stock held directly by Dr. Michael J. Finney, and (ii) 264,645 shares issuable pursuant to stock options exercisable within 60 days of May 23, 2025.

(6)	Mr. Kevin P. Finney does not own any common stock of the Company.

(7)	Consists of (i) 35,649 shares of common stock held directly by Dr. Heron, and (ii) 195,875 shares issuable pursuant to stock options exercisable within 60 days of May 23, 2025.

(8)	Consists of (i) 73,208 shares of common stock held directly by Mr. Watson, and (ii) 198,589 shares issuable pursuant to stock options exercisable within 60 days of May 23, 2025.

(9)	Consists of (i) 30,750 shares of common stock held directly by Dr. Wheadon, and (ii) 249,548 shares issuable pursuant to stock options exercisable within 60 days of May 23, 2025.

(10)

Does not include Mr. Floroiu, who resigned as President and Chief Executive Officer of the Company and as a member of the board of directors in January 2024, and Mr. Yedid, who resigned as a member of the board of directors in January 2025.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are Vaxart stockholders will be “householding” our proxy materials for the Special Meeting. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate proxy materials, please notify your broker. Stockholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

FORM 10-K INFORMATION; OTHER SEC FILINGS

We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be read over the Internet at the SEC’s website at http://www.sec.gov or at our website at http://www.vaxart.com. Information contained on or accessible through, including any reports available on, our website or any other website referenced in this proxy statement is not part of this proxy statement. References to websites in this proxy statement are intended to be inactive textual references only.

A copy of Vaxart’s Annual Report on Form 10-K for the year ended December 31, 2024, is available without charge upon written request to: Secretary, Vaxart, Inc., 170 Harbor Way, Suite 300, South San Francisco, California 94080.

OTHER MATTERS

The board of directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment. As always, we encourage you to vote your shares prior to the Special Meeting.

By Order of the Board of Directors

Michael J. Finney, Ph.D.

Chair of the Board

__________, 2025

ANNEX A

CERTIFICATE OF AMENDMENT OF
RESTATED CERTIFICATE OF INCORPORATION OF
VAXART, INC.

Vaxart, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY:

FIRST: The name of the Corporation is Vaxart, Inc.

SECOND: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions amending the Restated Certificate of Incorporation of the Corporation, as amended, as follows:

The first sentence in Article FOURTH shall be deleted and the following paragraphs shall be inserted in lieu thereof:

“FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is [____]1 shares consisting of

a) 5,000,000 shares of Preferred Stock, par value $0.0001 per share, and

b) [____]2 shares of Common Stock, par value $0.0001 per share.”

THIRD: Thereafter, pursuant to a resolution of the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Corporation entitled to vote thereon for adoption thereby, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Remainder of the Page Intentionally Left Blank]

1 Shall be a number equal to the sum of the authorized number of shares of stock in clauses a) and b).

2 Shall be a number equal to or less than [175,000,000] and equal to or greater than [17,500,000] (it being understood that any number within such range shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the Board of Directors and stockholders in accordance with Section 242 of the Delaware General Corporation Law with each such form of the Certificate of Amendment (other than the Certificate of Amendment, if any, that is filed with the Secretary of State of the State of Delaware) to be abandoned immediately prior to the filing of the Certificate of Amendment.

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer this       day of                20     .

VAXART, INC.

By:
Name:
Title:

A-2

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED MAY 28, 2025

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 29, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/VXRT2025SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 29, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V75567-S15297 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VAXART, INC.

NOTE: In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or at any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V75568-S15297

Vaxart, Inc.
2025 Special Meeting of Stockholders
June 30, 2025 at 8:30 a.m. Pacific Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Steven Lo and Edward B. Berg (the "Proxies"), each with full power of substitution and power as proxy, to vote all the shares of common stock which the undersigned would be entitled to vote if personally present and acting at the 2025 Special Meeting of Stockholders of Vaxart, Inc., to be held virtually, via live webcast at www.virtualshareholdermeeting.com/VXRT2025SM, on June 30, 2025, at 8:30 a.m. Pacific Time, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Continued and to be signed on reverse side